Morgan Stanley Variable Investment Series - Income Plus
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: American Tower Corp. 3.500% due
1/31/2023
Purchase/Trade Date:	  1/3/2013
Offering Price of Shares: $99.185
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $6250
Percentage of Offering Purchased by Fund:0.063
Percentage of Fund's Total Assets: 0.34
Brokers: Barclays, JP Morgan, RBC Capital Markets, RBS,
Santander, BNP Paribas, BofA Merrill Lynch, Citigroup,
Credit Suisse, EA Markets, Mizuho Securities, Morgan
Stanley, TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ford Motor Company 4.750% due
1/15/2043
Purchase/Trade Date:	  1/3/2013
Offering Price of Shares: $97.423
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays, Citigroup, Goldman, Sachs & Co.,
Morgan Stanley, BNP Paribas, BofA Merrill Lynch,
Deutsche Bank Securities, HSBC, JP Morgan, RBC Capital
Markets, RBS, Credit Agricole CIB, Credit Suisse
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Intesa SanPaolo SPA 3.875% due
1/16/2018
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.851
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $935,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Fund's Total Assets: 0.52
Brokers: Banca IMI S.p.A., Goldman Sachs & Co., JP
Morgan Securities Inc., Morgan Stanley & Co. LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Kilroy Realty, LP 3.800% due
1/15/2023
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.967
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.183
Percentage of Fund's Total Assets: 0.31
Brokers: JP Morgan, Barclays, BofA Merrill Lynch, Wells
Fargo Securities, RBC Capital Markets, US Bancorp,
Mitsubishi UFJ Securities, PNC Capital Markets LLC,
SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Penske Truck Leasing Company LP
2.875% due 7/17/2018
Purchase/Trade Date:	  1/14/2013
Offering Price of Shares: $99.783
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Comerica Securities, Deutsche Bank Securities,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, RBS, Santander, SMBC Nikko,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Conagra Foods Inc. 3.200% due
1/25/2023
Purchase/Trade Date:	  1/15/2013
Offering Price of Shares: $99.754
Total Amount of Offering: $1,225,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.16
Brokers: RBS, Bof A Merrill Lynch, JP Morgan, US
Bancorp, Wells Fargo Securities, BNP Paribas, Mitsubishi
UFJ Securities, Mizuho Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Zoetis Inc. 3.250% due 2/1/2023
Purchase/Trade Date:	  1/16/2013
Offering Price of Shares: $99.890
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $735,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Fund's Total Assets: 0.41
Brokers: JP Morgan, BofA Merrill Lynch, Morgan Stanley,
Barclays, HSBC, Loop Capital Markets, RBC Capital
Markets, The Williams Capital Group, L.P., UBS
Investment Bank, Lebenthal Capital Markets, Piper Jaffray,
Ramirez & Co., Inc.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 First American Financial Corp.
4.30% due 2/1/2023
Purchase/Trade Date:	  1/24/2013
Offering Price of Shares: $99.638
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.110
Percentage of Fund's Total Assets: 0.15
Brokers: JP Morgan, Wells Fargo Securities, US Bancorp,
Barclays, BMO Capital Markets, KeyBanc Capital
Markets, Mitsubishi UFJ Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Arrow Electronics, Inc. 4.500% due
3/1/2023
Purchase/Trade Date:	  2/12/2013
Offering Price of Shares: $99.202
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, JP Morgan, Goldman, Sachs
& Co., BNP Paribas, Wells Fargo Securities, HSBC,
Mitsubishi UFJ Securities, Mizuho Securities, RBS,
Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Cardinal Health Inc. 3.200% due
3/15/2023
Purchase/Trade Date:	  2/19/2013
Offering Price of Shares: $99.793
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Fund's Total Assets: 0.13
Brokers: Merrill Lynch, Deutsche Bank Securities, UBS
Investment Bank, Barclays, Morgan Stanley, HSBC,
Mitsubishi UFJ Securities, Wells Fargo
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Lexmark International Inc. 5.125%
due 3/15/2020
Purchase/Trade Date:	  2/27/2013
Offering Price of Shares: $99.998
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $725,000
Percentage of Offering Purchased by Fund: 0.181
Percentage of Fund's Total Assets: 0.40
Brokers: JP Morgan, Citigroup, Mitsubishi UFJ Securities,
SunTrust Robinson Humphrey, BB&T Capital Markets,
BofA Merrill Lynch, Fifth Third Securities, Inc.,
Scotiabank, The Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freeport-McMoRan Copper & Gold
Inc. 2.375% due 3/15/2018
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $420,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.23
Brokers: JP Morgan Securities, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, BNP Paribas Securities
Corp., Citigroup Global Markets Inc., HSBC Securities
(USA), Inc., Mizuho Securities USA Inc., Scotia Capital
(USA) Inc, SMBC Nikko Capital Markets Limited, BMO
Capital Markets Corp., CIBC World Markets Corp., RBC
Capital Markets, LLC, Santander Investment Securities
Inc., Standard Chartered Bank, TD Securities (USA) LLC,
US Bancorp Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 RR Donnelly & Sons Company
7.875% due 3/15/2021
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.500
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Wells Fargo Securities, US Bancorp, ING, PNC
Capital Markets LLC, Citigroup, Fifth Third Securities,
Inc., TD Securities, Loop Capital Markets, Morgan Stanley,
Comerica Securities, Wedbush Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 QVC Inc. 4.375% due 3/15/2023
Purchase/Trade Date:	  3/4/2013
Offering Price of Shares: $99.968
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.18
Brokers: Barclays, JP Morgan, Wells Fargo Securities,
BNP Paribas, BofA Merrill Lynch, Morgan Stanley, Credit
Agricole CIB, Mizuho Securities, RBS, SunTrust Robinson
Humphrey, Citigroup, Credit Suisse, Deutsche Bank
Securities, Santander, SMBC Nikko, UBS Investment
Bank, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Airlines 4.000% due
7/15/2025
Purchase/Trade Date:	  3/5/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $506,746,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.11
Brokers: Deutsche Bank Securities Inc., Morgan Stanley &
Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs
& Co., JP Morgan Securities LLC, Natixis Securities
Americas LLC
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 McKesson Corporation 2.850% due
3/15/2023
Purchase/Trade Date:	  3/5/2013
Offering Price of Shares: $99.878
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Scotiabank, Fifth Third, PNC Capital Markets
LLC, Rabo Securities, Wells Fargo Securities, HSBC,
Lloyds Securities, TD Securities, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Mastec Inc. 4.875% due 3/15/2023
Purchase/Trade Date:	  3/6/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays, Morgan Stanley,. SunTrust Robinson
Humphrey, FBR, KeyBanc Capital Markets, Stifel
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	MetroPCS Wireless, Inc. 5.250%
due 4/1/2021
Purchase/Trade Date:	  3/8/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.15
Brokers: Deutsche Bank Securities, Credit Suisse, JP
Morgan, Morgan Stanley
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Discovery Communications LLC
3.250% due 4/1/2023
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $99.838
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 0.14
Brokers: JP Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, RBS, BNP Paribas, Morgan Stanley, RBC
Capital Markets, Scotiabank, Credit Agricole CIB,
Goldman, Sachs & Co., SunTrust Robinson Humphrey,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Goldcorp Inc. 3.700% due
3/15/2023
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $99.431
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $890,000
Percentage of Offering Purchased by Fund: 0.089
Percentage of Fund's Total Assets: 0.50
Brokers: BofA Merrill Lynch, HSBC, Morgan Stanley,
Citigroup, JP Morgan, BMO Capital Markets, CIBC, RBC
Capital Markets, Scotiabank, TD Securities, Goldman,
Sachs & Co., Mitsubishi UFJ Securities, RBS, SMBC
Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Wesfarmers Ltd. 1.874% due
3/20/2018
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $745,000
Percentage of Offering Purchased by Fund: 0.099
Percentage of Fund's Total Assets: 0.42
Brokers: Barclays, Goldman, Sachs & Co., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Deutsche Bank Trust Company Americas,
Mitsubishi UFJ Securities, Mizuho Securities, Scotiabank,
SMBC Nikko
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Host Hotels & Resorts LP 3.50%
due 10/15/2023
Purchase/Trade Date:	  3/19/2013
Offering Price of Shares: $99.946
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.17
Brokers: JP Morgan, Goldman, Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, BNY Mellon Capital
Markets, LLC, Credit Agricole CIB, Scotiabank, Wells
Fargo Securities, Credit Suisse, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital Markets, Regions
Securities LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Continental Resources Inc. 4.500%
due 4/15/2023
Purchase/Trade Date:	  4/2/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, RBS, Mitsubishi
UFJ Securities, Wells Fargo Securities, Capital One
Southcoast, Citigroup, Santander, TD Securities, UBS
Investment Bank, US Bancorp, Comerica Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 US Airways Inc. 3.950% due
5/15/2027
Purchase/Trade Date:	  4/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $620,095,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.15
Brokers: Goldman, Sachs & Co., Citigroup Global Markets
Inc., Morgan Stanley & Co. LLC, Barclays Capital Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Natixis Securities Americas LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Barrick Gold Corp. 4.100% due
5/1/2023
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.797
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $315,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.18
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC, RBC Capital
Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC World
Markets Corp., Scotia Bank (USA) Inc., TD Securities
(USA) LLC, Barclays Capital Inc., BNP Paribas Securities
Corp., Deutsche Bank Securities Inc., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBS Securities Inc., Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Piedmont Operating Partnership LP
3.400% due 6/1/2023
Purchase/Trade Date:	  5/6/2013
Offering Price of Shares: $99.601
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.286
Percentage of Fund's Total Assets: 0.58
Brokers: JP Morgan Securities LLC, Morgan Stanley & Co.
LLC, US Bancorp Investments, Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, PNC Capital Markets LLC,
RBC Capital Markets LLC, SunTrust Robinson
Humphreys, Inc., Wells Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ball Corp. 4.000% due 11/15/2023
Purchase/Trade Date:	  5/9/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.23
Brokers:  Deutsche Bank Securities, BofA Merrill Lynch,
Goldman, Sachs & Co., Barclays, Wells Fargo Securities,
RBS, KeyBanc Capital Markets, JP Morgan, BNP Paribas,
US Bancorp, Rabo Securities, PNC Capital Markets LLC,
SMBC Nikko, Anz Securities,  Unicred Capital Markets,
Mitsubishi UF Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ING US Inc. 5.650% due 5/15/2053
Purchase/Trade Date:	5/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.22
Brokers: Barclays Capital Inc, JP Morgan Securities LLC,
Merrill, Lynch, Pierce, Fenner & Smith Incorporated, RBS
Securities, Inc., Citigroup Capital Markets Inc., Credit
Suisse Securities (USA) LLC, Deutsche Bank Securities
Inc., ING Financial Markets LLC, RBC Capital Markets,
LLC, SunTrust Robinson Humphrey, Inc., US Bancorp
Investments, Inc., BNY Mellon Capital Markets, LLC,
Credit Agricole Securities (USA) Inc., Lloyds Securities,
Inc., Mitsubishi UFJ Securities (USA), Inc., nabSecurities,
LLC, Natixis Securities America, LLC, Nomura Securities
International, Inc., PNC Capital Markets LLC, Scotia
Capital  (USA) Inc., Standard Chartered Bank, Wells Fargo
Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BRF Brasil Foods SA 3.950% due
5/22/2023
Purchase/Trade Date:	  5/15/2013
Offering Price of Shares: $98.497
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.15
Brokers: BB Securities, Bradesco BBI, Itau BBA, Morgan
Stanley, Santander
Purchased from: Itau BBA USA Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Merck & Co. Inc. 2.800% due
5/18/2023
Purchase/Trade Date:	  5/15/2013
Offering Price of Shares: $99.913
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.34
Brokers: BNP Paribas, Deutsche Bank Securities, JP
Morgan, BofA Merrill Lynch, Morgan Stanley, Citigroup,
Goldman, Sachs & Co., Credit Suisse, HSBC, RBS, UBS
Investment Bank, Drexel Hamilton, Santander, Societe
Generale, Standard Chartered Bank, SMBC Nikko, US
Bancorp, Wells Fargo Securities, The William Capital
Group LP
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 2.500% due
1/15/2019
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.502
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $470,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.27
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Alexandria Real Estate Equities Inc.
3.900% due 6/15/2023
Purchase/Trade Date:	  5/29/2013
Offering Price of Shares: $99.712
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, RBS, Baird, Capital One Southcoast, Evercore Partners, BB& T Capital Markets, Credit Agricole CIB, Mitsubishi UF Securities, SunTrust Robinson Humphrey, Inc., Scotiabank,
BNP Mellon Capital Markets LLC, Credit Suisse, SMBC
Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding Co.
4.250% due 6/15/2023
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.815
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $460,000
Percentage of Offering Purchased by Fund: 0.066
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup Global Markets Inc., Goldman, Sachs &
Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP 3.800% due
2/1/2024
Purchase/Trade Date:	  6/18/2013
Offering Price of Shares: $99.694
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.05
Brokers:  BofA Merrill Lynch, Deutsche Bank Securities,
JP Morgan, Morgan Stanley, BNY Mellon Capital Markets
LLC, Wells Fargo Securities, Capita One Southcoast,
Mitsubishi UFJ Securities, Santander, Scotiabank, SunTrust
Robinson Humphrey, TD Securities,, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Airways PLC 4.625% due
6/20/2024
Purchase/Trade Date:	  6/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $721,610,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.40
Brokers:  Citigroup, HSBC, Deutsche Bank Securities,
Morgan Stanley
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO